UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

THERIVA BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 417-4364

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TOVX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 2, 2024, Theriva Biologics, Inc. (the “Company”) and A.G.P./Alliance Global Partners entered into Amendment No. 2 (“Amendment No. 2”) to that certain Amended and Restated Sales Agreement dated as of February 9, 2021, as amended by Amendment No. 1 thereto dated May 3, 2021 (the “Sales Agreement”), pursuant to which the Company may offer and sell, from time to time, at its option, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), through A.G.P./Alliance Global Partners, as sales agent, in an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”). Sales in the “at the market offering” may occur under the Company’s current effective registration statement on Form S-3 (File No. 333-255726) utilizing a prior prospectus and related prospectus supplements thereto or a newly filed registration statement on Form S-3 once it has been declared effective under the Securities Act.

The description of the Sales Agreement, including Amendment No. 1 thereto and Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, Amendment No. 1 and Amendment No. 2, copies of which are included herewith as Exhibits 10.1. 10.2 and 10.3, and are incorporated herein by reference.

In addition, on May 1, 2024, the Company and B. Riley Securities, Inc. mutually agreed to enter into into a notice of termination whereby B. Riley Securities, Inc. would no longer be a party to the Sales Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Amended and Restated At Market Issuance Sales Agreement, dated February 9, 2021, by and among Synthetic Biologics, Inc., B. Riley Securities, Inc. and A.G.P./Alliance Global Partners (Incorporated by reference to Exhibit 1.1 of the Registrant’s Current Report on Form 8-K filed February 9, 2021, File No. 001-12584.)

10.2	Amendment No. 1 to the Amended and Restated At Market Issuance Sales Agreement, dated May 3, 2021, by and among Synthetic Biologics, Inc., B. Riley Securities, Inc. and A.G.P./Alliance Global Partners (Incorporated by reference to Exhibit 1.2 of the Registrant’s Current Report on Form 8-K filed May 3, 2021, File No. 001-12584.)

10.3	Amendment No. 2 to the Amended and Restated At Market Issuance Sales Agreement, dated May 2, 2024 by and between Theriva Bilogics, Inc. and and A.G.P./Alliance Global Partners

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2024	THERIVA BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
		Name:	Steven A. Shallcross
		Title:	Chief Executive Officer and Chief Financial Officer